UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	March 31, 2022

Item #1. Reports to Stockholders.

INDEX	Union Street Partners Value Fund

SEMI-ANNUAL
REPORT

For the Six Months Ended March 31, 2022 (unaudited)

Union Street Partners Value Fund

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

April 25, 2022

Dear Shareholders:

The Union Street Partners Value Fund (“Fund”) six-month performance outpaced the benchmark Russell 1000® Value Index by 1.83 percent for the first half of fiscal year 2022 (September 30, 2021 to March 31, 2022). We reference this arbitrary time period to satisfy regulatory requirements. While short-term outperformance is obviously desirable, long-term performance is how we judge our decisions regarding the Fund’s portfolio composition.

The Union Street Partners Value Fund performance compared to the benchmark is below:

Name	Returns
	6 Months (Total Return)	1-Year	3-Year*	5-Year*	Since Inception (4/27/2016)*
Union Street Partners Value Fund (Advisor Shares)	8.81%	14.00%	16.55%	11.83%	12.75%
Russell 1000® Value Index	6.98%	11.67%	13.02%	10.29%	11.21%

*Annualized

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-800-673-0550. Total expense ratio: Advisor Class 1.63%. Net expense ratios after contractual fee waiver and reimbursement is 1.25% and in effect through January 31, 2023.

Returns as of 3/31/2022

Source: Morningstar and Advent Axys

The Top Contributing Sector to the Fund

The energy sector was the Fund’s top contributor for the first half of the fiscal year 2022. The Fund’s energy holdings’ return for the 6-month period ending March 31, 2022 was 49.13 percent, contributing 3.78 percent to the Fund’s performance.

Energy	Returns Sep. 30, 2021 – Mar. 31, 2022	Contribution to Fund Performance
Chevron	63.67%	1.60%
ExxonMobil	43.84%	1.13%
Schlumberger	40.28%	1.05%

Source: Telemet

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Union Street Partners Value Fund

Letter to Shareholders - continued

The price of West Texas Intermediate Crude rose 43.63 percent from September 30, 2021 through March 31, 2022. We’ve maintained an optimistic outlook for large oil and gas producers because we’ve seen massive levels of underinvestment in capital expenditures related to oil production. A recent report by the International Energy Forum and IHS Markit indicates that “[u]pstream investment in the oil and gas sector in 2021 was depressed for a second consecutive year at $341 billion—nearly 25% below 2019 levels. Meanwhile, oil and gas demand is now near pre-pandemic highs and will continue to rise for the next several years, particularly in developing countries.” Oil and gas investments are made over a long period due to the massive scale of the projects. To assume that companies can course-correct years of underinvestment in a short period is naïve and leads us to believe that energy companies should generate attractive returns for at least the medium-term.

We acknowledge the impact the war in Ukraine has had on energy prices as Europe attempts to wean itself from Russian oil and gas. War in Ukraine, however, has not been a part of our oil and gas thesis. We do not have military expertise and feel our opinions related to its outcome would add little value. Underinvestment has been our focus and what we think will be the main driver of energy prices going forward.

The Bottom Contributing Sector to the Fund

The Fund’s bottom contributor in the first half of fiscal year 2022 was the financial sector. The Fund’s financials holdings’ return for the period was -8.09 percent and contributed -1.27 percent to the Fund’s performance.

Financials	Returns Sep. 30, 2021 – Mar. 31, 2022	Contribution to Fund Performance
Bank of America	-1.97%	-0.05%
Burke and Herbert Bank and Trust	3.18%	0.03%
Deutsche Bank	-0.58%	0.01%
Goldman Sachs	-11.60%	-0.26%
JP Morgan Chase & Co.	-15.67%	-1.12%
Wells Fargo	5.38%	0.11%

Source: Telemet

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

First Quarter 2022 Buys and Sells

The Fund added to existing positions in Bayer, Bausch Health, Burke and Herbert Bank and Trust, Diageo, FedEx, and Goldman Sachs. We believe these businesses are undervalued based on forward earnings estimates and possess attractive growth opportunities.

We liquidated our positions in the SPDR S&P 500® ETF Trust, SPDR Bloomberg Barclays 1-3 Month T-Bill ETF, and the iShares Russell 1000® Value ETF. We trimmed our position in Apple to roughly 8 percent of the portfolio.

We initiated a new position in LVMH Moët Hennessy Louis Vuitton (LVMH). LVMH is a France-based multinational corporation with arguably one of the strongest luxury brand portfolios in the world. Their goods are timeless, aspirational, and possess strong pricing power. We have followed the company for over a decade and have been impressed by management’s focus on long-term results and fanatical approach to protecting and growing the value of their brands. If you aren’t familiar with LVMH, we bet you’ve heard of at least a few of their brands:

•Wine and spirits: Dom Perignon, Hennessy, Moët & Chandon

•Fashion and leather goods: Christian Dior, Louis Vuitton

•Watches and jewelry: Bulgari, TAG Heuer, Tiffany and Co.

•Retail: Sephora

Inflation

You don’t need to be an economist to know that we are in an inflationary period the likes of which Americans haven’t experienced in over 40-years. Americans are feeling price increases at the gas pump, grocery store, in restaurants, etc.

We think the current inflation rate is likely to slow but will remain positive for the next several years. We believe in our country’s capitalist system and are optimistic that U.S. businesses are making the investments today to help fix supply bottlenecks and satisfy future consumer demand.

While it is tempting to hope for prices to go back to where they were last year, be careful what you wish for. Americans have experienced deflation, or negative rates of inflation, only twice over the last 100 years: during The Great Depression in the 1930s and The Great Recession in 2008-2009. To be clear, we do not believe our country is heading into a period similar to the 1930s or 2008-2009. We believe the higher prices being paid today are here to stay—and that is not necessarily a bad thing considering the health of our economy during previous periods of deflation.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

While it is tempting to make market-based forecasts, our experience has taught us that focusing on the fundamental business issues facing the companies we own gives us a much more powerful predictor of long-term investment success compared to trying to time purchases and sales based on market levels or guessing next year’s inflation numbers. We view our portfolio as a collection of some of the world’s great businesses and feel fortunate to have purchased them at what we think are attractive prices. We feel we are positioned to do well no matter what future inflation levels turn out to be.

Spin-offs

We usually avoid writing about corporate actions because the subject matter could trigger a nap instead of an interesting thought—that thought is our goal! However, we think a brief overview of expected company spin-offs is warranted because new shares of companies with names you may not recognize will become Fund holdings.

A spin-off occurs when a corporation distributes new shares of a subsidiary to existing shareholders, resulting in a newly formed, publicly traded company. The rationale for a spin-off is to create two simpler and more focused companies that, in theory, should help management teams focus on their core business and generate higher shareholder returns over the long term. Historically, we believe spin-offs have done a decent job of generating strong shareholder returns.

Currently five of our portfolio companies are in the process of either spinning off a division or taking a subsidiary public through an initial public offering. We view these as positive developments and believe they demonstrate clear focus by management teams to improve shareholder returns. The following are brief overviews of these spin-offs:

AT&T (Ticker Symbol: T):

AT&T purchased Time Warner for $85.4 billion in 2018. Time Warner owned attractive media assets including HBO, Warner Brothers, and the Turner family of broadcast stations. The rationale for AT&T’s acquisition likely made sense on paper, but the obvious differences in culture between a major telecom firm and a creative content studio made for strange bedfellows.

Fast forward three years. AT&T’s CEO John Stankey recognized that the combination was not delivering the elusive “synergies” initially envisioned. In May 2021, AT&T announced that it would spin-off its Warner Media assets and merge them with Discovery, another global media leader. As of April 12, 2022,

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

shareholders of AT&T now also own shares in the combined Warner Brothers and Discovery company, aptly named Warner Brothers Discovery. The resulting independent companies are both leaders in their respective industry with top tier assets. We think the simplified reporting structures and independent corporate cultures will result in better long-term returns for shareholders of both companies.

Bausch Health Companies (BHC):

Bausch Health Companies, formerly known as Valeant Pharmaceuticals, was historically a consolidator of various healthcare and pharmaceutical businesses. Prior management purchased quality assets but paid too high a price and financed the deals with debt. This consolidation strategy ultimately led to significant share price deterioration at Valeant beginning in 2015. We made our initial purchase in 2017 at $14.17 per share or roughly 90 percent lower than the 2015 highs.

Since Joe Papa took over as CEO in 2016, the company has stabilized its core businesses, repaid $8 billion in debt, rebranded as Bausch Health Companies, and has now charted a course to split into three different companies: Bausch and Lomb, Solta Medical, and a third business controlling the remaining pharmaceutical assets. Based on the valuations of competing publicly traded businesses, we believe the new focused and streamlined Bausch Health Companies’ spin-offs should deliver strong shareholder returns, especially from the Bausch and Lomb eyecare business.

General Electric (GE):

Peter Lynch, a fabulous and witty investment manager from the 1980s, once said, “Go for a business that any idiot can run—because sooner or later any idiot is going to be running it.” Whenever we talk about GE, we remember Lynch’s words. Jeffrey Immelt was GE’s CEO from 2001 to 2017. During his tenure, GE’s share price return was -35.43% versus the Russell 1000® Value Index’s return of 114.17%. With the clarity of hindsight, Immelt was the leader Peter Lynch warned us about.

We’ve long believed that GE’s asset base was first class and that the company was undervalued. What has been hard to believe is how poorly managed those assets could be after the departure of Jack Welch. We don’t fault the current CEO, Larry Culp. He inherited the mess made by Immelt and has taken on the herculean task of unwinding one of America’s last standing industrial conglomerates—a move we whole-heartedly support.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

Starting in 2023 GE plans to spin off its $17 billion healthcare business. In 2024 GE will spin off its Renewable Energy, GE power, and GE digital businesses into one unit, leaving the legacy GE corporate entity as an aviation-focused company. We believe breaking GE into separate businesses will help reduce the conglomerate discount reflected in its share price and pave the way for higher returns going forward.

Intel (INTC):

In March 2017 Intel acquired Mobileye, a leading self-driving technology firm, for around $15 billion. Mobileye’s growth since the acquisition has been fast, with annual revenue more than tripling to $1.4 billion in 2021. This kind of rapid and profitable revenue growth is generally rewarded with a premium stock valuation. Unfortunately, that premium growth is not being reflected in Intel’s stock price because Mobileye’s $1.4 billion in revenue is relatively small compared to Intel’s 2021 revenue of $79 billion.

To attempt to realize Mobileye’s full valuation, Intel has decided to publicly list shares of Mobileye in mid-2022 while still retaining majority ownership. The expected valuation for Mobileye as a stand-alone, publicly traded company could be around $50 billion—or 233 percent higher than what Intel paid for the business. Not a bad return on investment over five years if the expected valuation for Mobileye materializes.

Johnson and Johnson (JNJ):

J&J is a household name because of its consumer products division, which generated $14.6 billion in sales in 2021. The consumer products portfolio consists of brands including Tylenol, Neutrogena, and Band-Aid, to name a few. While these brands are profitable, they represent only about 15 percent of J&J’s total revenue. In November 2021, J&J announced its intention to spin off the company’s Consumer Health business into a separate, publicly traded corporation by 2023.

We believe the new consumer products company will be able to pay a healthy dividend, while J&J’s pharmaceutical and medical device businesses will be able to generate higher long-term earnings growth—a win-win for shareholders.

Conclusion

As always, we want to thank you for allowing us to manage your hard-earned money.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

As the world around us continues to bounce from one crisis to the next, we encourage you to focus on the aspects of your life that you can control and that bring you joy. The constant negativity in the media can be exhausting and generally masks the positive, incremental improvements individuals across our country are working toward each day.

As usual, we remain convinced that the world around us is not as crazy as it may seem. Don’t bet against the U.S.A.!

Sincerely,

Bernie McGinn, CFA, and McCoy Penninger, CFA

McGinn Investment Management, Inc.

There can be no guarantee that any strategy will be successful. All investing involved risk, including the potential loss of principal. There are risks associated with investing in the Fund that may adversely affect the Fund’s performance. The principal risks associated with an investment in the Fund include market risk, non-diversification risk, risk of investing in undervalued securities, REITs, Master Limited Partnerships (“MLPs”), investment companies and ETFs. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and may affect the value of the fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of an individual security in the Fund’s portfolio. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. REITs may be subject to, among other factors, certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. MLPs are generally considered interest-rate-sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. To the extent the Fund invests in other investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. Investment in ETFs carry specific risk and market risk. If the area of the market representing the underlying index or benchmark does not perform as expected, the value of the investment in the ETF may decline. Read the prospectus carefully for more information about these and other risks associated with investing in the Fund.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Russell 1000 Value Index: Measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index.

Distributed by Foreside Fund Services, LLC.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Important Disclosure Statement

The Union Street Partners Value Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 800-673-0050 or click here. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Union Street Partners, LLC (the “Advisor”) is the investment advisor.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2022 and are subject to change at any time. For most recent information, please call 800-673-0050.

The Advisor waived or reimbursed part of the Fund’s total expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Portfolio Compositionas of March 31, 2022 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Computers	20.00%
Banks	18.69%
Medical	14.18%
Retail	14.03%
Oil	10.19%
Industrial	5.56%
Utilities	2.93%
Beverages	2.76%
Communication Services	2.59%
Real Estate	2.15%
Diversified Manufacturing	1.84%
Money Market Fund	4.96%
99.88%

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Schedule of InvestmentsMarch 31, 2022 (unaudited)

		Shares	Fair Value
94.92%	COMMON STOCKS

18.69%	BANKS
	Bank of America Corp.	52,350	$2,157,867
	Burke & Herbert Bank & Trust Co.	848	1,891,040
	Deutsche Bank AG*	110,000	1,391,500
	The Goldman Sachs Group, Inc.	5,300	1,749,530
	JPMorgan Chase & Co.	25,000	3,408,000
	Wells Fargo & Co.	22,200	1,075,812
			11,673,749

2.76%	BEVERAGES
	Diageo PLC ADR (Sponsored)	8,500	1,726,690

2.59%	COMMUNICATION SERVICES
	AT&T, Inc.	68,500	1,618,655

20.00%	COMPUTERS
	Apple, Inc.	29,250	5,107,342
	Intel Corp.	26,900	1,333,164
	Microsoft Corp.	19,620	6,049,042
			12,489,548

1.84%	DIVERSIFIED MANUFACTURING
	General Electric Co.	12,552	1,148,508

5.56%	INDUSTRIAL
	The Boeing Co.*	8,950	1,713,925
	FedEx Corp.	7,600	1,758,564
			3,472,489

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedMarch 31, 2022 (unaudited)

		Shares	Fair Value
14.18%	MEDICAL
	Bausch Health Companies, Inc.*	76,000	$1,736,600
	Bayer AG ADR (Sponsored)	142,000	2,431,040
	CVS Health Corp.	22,000	2,226,620
	Johnson & Johnson	7,680	1,361,127
	Merck & Co., Inc.	13,420	1,101,111
			8,856,498

10.19%	OIL
	Chevron Corp.	14,000	2,279,620
	Exxon Mobil Corp.	24,700	2,039,973
	Schlumberger Ltd.	49,500	2,044,845
			6,364,438

2.15%	REAL ESTATE
	Simon Property Group, Inc.	10,200	1,341,912

14.03%	RETAIL
	Dollar Tree, Inc.*	24,650	3,947,698
	LVMH Moet Hennessy Louis Vuitton SE	7,700	1,097,866
	Target Corp.	11,600	2,461,752
	Walgreens Boot Alliance, Inc.	28,000	1,253,560
			8,760,876

2.93%	UTILITIES
	PG&E Corporation*	153,500	1,832,790

94.92%	TOTAL COMMON STOCKS		59,286,153
	(Cost: $30,280,103)

4.96%	MONEY MARKET FUNDS
	Fidelity® Investments Money Market Government Portfolio - Institutional Class 0.012%**	3,096,122	3,096,122
	(Cost: $3,096,122)

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedMarch 31, 2022 (unaudited)

	Shares	Fair Value
99.88%	TOTAL INVESTMENTS
	(Cost: $33,376,225)	$62,382,275
0.12%	Other assets net of liabilities	71,922
100.00%	NET ASSETS	$62,454,197

*Non-Income producing.

**Effective 7 day yield as of March 31, 2022

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Statement of Assets and LiabilitiesMarch 31, 2022 (unaudited)

ASSETS
Investments at fair value (cost of $33,376,225) (Note 1)	$62,382,275
Receivable for capital stock sold	79
Dividends and interest receivable	30,329
Receivable for tax reclaims	8,025
Prepaid expenses	66,094
TOTAL ASSETS	62,486,802
LIABILITIES
Accrued investment advisory fees	19,578
Accrued administration, accounting and transfer agent fees	5,937
Other accrued expenses	7,090
TOTAL LIABILITIES	32,605
NET ASSETS	$62,454,197
Net Assets Consist of:
Paid-in-capital applicable to 2,309,973 no par value shares of beneficial interest outstanding, unlimited shares authorized	$32,830,657
Distributable earnings	29,623,540
Net Assets	$62,454,197
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Net Assets
Class A	$2,702,923
Class C	7,092,116
Advisor Class	52,659,158
Total	$62,454,197
Shares Outstanding
Class A	100,518
Class C	275,251
Advisor Class	1,934,204
Total	2,309,973
Net Asset Value and Offering Price Per Share
Class A*	$26.89
Class C	25.77
Advisor Class	27.23
Maximum Offering Price Per Share** and Redemption Price***
Class A**	$28.53
Class C***	25.51

*Includes a maximum contingent deferred sales charge (“CDSC”) or redemption fee of 1% on the proceeds of certain redemptions made less than 1 year from purchase if those shares were purchased without paying a front-end sales charge.

**Maximum Offering Price per Share including Sales Charge of 5.75%

***Redemption Price per Share including CDSC of 1% on the proceeds redeemed less than 1 year from purchase.

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Statement of OperationsFor the six months ended March 31, 2022 (unaudited)

INVESTMENT INCOME
Dividends	$477,853
Interest	266
Total investment income	478,119

EXPENSES
Investment advisory fees (Note 2)	299,454
12b-1 fees (Note 2)
Class A	3,508
Class C	35,336
Recordkeeping and administrative services (Note 2)	32,477
Accounting fees (Note 2)	17,374
Custody fees	2,540
Transfer agent fees (Note 2)	11,114
Legal fees	11,661
Audit fees	10,775
Filing and registration fees	22,626
Trustee fees	4,766
Compliance fees	3,820
Shareholder reports	10,594
Shareholder servicing (Note 2)
Class A	1,064
Class C	2,301
Advisor Class	21,570
Insurance	2,499
Other	8,627
Total expenses	502,106
Fee waivers (Note 2)	(88,945)
Net expenses	413,161
Net investment income (loss)	64,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,266,963
Net increase (decrease) in unrealized appreciation (depreciation) of investments	3,381,866
Net realized and unrealized gain (loss) on investments	4,648,829
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,713,787

Union Street Partners Value Fund

Statement of Changes in Net Assets

See Notes to Financial Statements

SEMI-ANNUAL REPORT

	Six months ended March 31, 2022 (unaudited)		Year ended September 30, 2021
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$64,958		$30,177
Net realized gain (loss) on investments	1,266,963		1,476,974
Net increase (decrease) in unrealized appreciation (depreciation) of investments	3,381,866		10,317,718
Increase (decrease) in net assets from operations	4,713,787		11,824,869

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Advisor Class	(30,096)		—
Increase (decrease) in net assets from distributions	(30,096)		—

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Class A	299,320		189,959
Class C	490,810		596,865
Advisor Class	5,488,865		8,834,399
Shares issued in connection with reorganization
Advisor Class	—		9,475,815
Distributions reinvested
Advisor Class	29,856		—
Shares redeemed
Class A	(566,551)		(1,566,970)
Class C	(767,978	)(A)	(4,805,659	)(A)
Advisor Class	(1,007,256)		(1,430,546)
Increase (decrease) in net assets from capital stock transactions	3,967,066		11,293,863

NET ASSETS
Increase (decrease) during period	8,650,757		23,118,732
Beginning of period	53,803,440		30,684,708
End of period	$62,454,197		$53,803,440

(A)Includes redemption fees and/or CDSC fees of:	$1,270		$822

[This page intentionally left blank]

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights

See Notes to Financial Statements

SEMI-ANNUAL REPORT

	Class A
	Six months ended March 31, 2022 (unaudited)	Years ended September 30,
		2021		2020	2019	2018	2017
Net asset value, beginning of period	$24.79	$18.21		$17.93	$19.18	$16.72	$14.82

Investment activities
Net investment income (loss)(1)	0.01	0.02		0.12	0.17	0.14	0.06
Net realized and unrealized gain (loss) on investments	2.09	6.56		0.50	(1.08)	2.49	2.26
Total from investment activities	2.10	6.58		0.62	(0.91)	2.63	2.32
Distributions
Net investment income	—	—		(0.27)	(0.19)	(0.02)	(0.08)
Net realized gain	—	—		(0.06)	(0.15)	(0.15)	(0.34)
Return of Capital	—	—		(0.01)	—	—	—
Total distributions	—	—		(0.34)	(0.34)	(0.17)	(0.42)

Net asset value, end of period	$26.89	$24.79		$18.21	$17.93	$19.18	$16.72

Total Return*	8.47%	36.13%		3.37%	(4.41%)	15.86%	15.64%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.79%	2.00	%(A)	1.90%	1.86%	1.83%	1.92%
Expenses, net of fee waivers and reimbursements	1.50%	1.69	%(B)	1.60%	1.60%	1.60%	1.69%
Net investment income (loss)	0.11%	0.09%		0.66%	0.99%	0.75%	0.37%
Portfolio turnover rate*	11.66%	18.00%		16.75%	13.56%	25.54%	9.03%
Net assets, end of period (000’s)	$2,703	$2,750		$3,073	$3,604	$4,906	$5,809

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.85% for the year ended September 30, 2021

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.53% for the year ended September 30, 2021

*Total return and portfolio turnover are for the period indicated and have not be annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Class C
Six months ended March 31, 2022 (unaudited)	Years ended September 30,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.80	$17.61	$17.36	$18.48	$16.21	$14.42

Investment activities
Net investment income (loss)(1)	(0.08)	(0.14)	(0.02)	0.04	—	(A)	(0.06)
Net realized and unrealized gain (loss) on investments	2.04	6.33	0.48	(1.01)	2.42	2.19
Total from investment activities	1.96	6.19	0.46	(0.97)	2.42	2.13
Distributions
Net investment income	—	—	(0.14)	—	(A)	—	(A)	—	(A)
Net realized gain	—	—	(0.06)	(0.15)	(0.15)	(0.34)
Return of Capital	—	—	(0.01)	—	—	—
Total distributions	—	—	(0.21)	(0.15)	(0.15)	(0.34)
Redemption fees	0.01	—	(A)	—	(A)	—	(A)	—	—

Net asset value, end of period	$25.77	$23.80	$17.61	$17.36	$18.48	$16.21

Total Return*	8.28%	35.15%	2.60%	(5.12%)	15.02%	14.78%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.53%	2.75	%(B)	2.67%	2.63%	2.57%	2.69%
Expenses, net of fee waivers and reimbursements	2.25%	2.44	%(C)	2.35%	2.35%	2.35%	2.44%
Net investment income (loss)	(0.65%)	(0.66%)	(0.10%)	0.24%	0.00%	(0.38%)
Portfolio turnover rate*	11.66%	18.00%	16.75%	13.56%	25.54%	9.03%
Net assets, end of period (000’s)	$7,092	$6,804	$8,382	$9,174	$12,988	$11,838

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(A)Less than $0.01 per share

(B)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.60% for the year ended September 30, 2021

(C)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.29% for the year ended September 30, 2021

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

SEMI-ANNUAL REPORT

	Advisor Class
	Six months ended March 31, 2022 (unaudited)	Years ended September 30,
		2021		2020	2019	2018	2017
Net asset value, beginning of period	$25.04	$18.35		$18.03	$19.18	$16.70	$14.85

Investment activities
Net investment income (loss)(1)	0.05	0.06		0.16	0.21	0.18	0.10
Net realized and unrealized gain (loss) on investments	2.16	6.63		0.52	(1.06)	2.50	2.25
Total from investment activities	2.21	6.69		0.68	(0.85)	2.68	2.35
Distributions
Net investment income	(0.02)	—		(0.29)	(0.15)	(0.05)	(0.16)
Net realized gain	—	—		(0.06)	(0.15)	(0.15)	(0.34)
Return of Capital	—	—		(0.01)	—	—	—
Total distributions	(0.02)	—		(0.36)	(0.30)	(0.20)	(0.50)

Net asset value, end of period	$27.23	$25.04		$18.35	$18.03	$19.18	$16.70

Total Return*	8.81%	36.46%		3.73%	(4.19%)	16.16%	15.84%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.55%	1.82	%(A)	1.70%	1.68%	1.63%	1.74%
Expenses, net of fee waivers and reimbursements	1.25%	1.46	%(B)	1.35%	1.35%	1.35%	1.44%
Net investment income (loss)	0.35%	0.24%		0.89%	1.22%	0.99%	0.62%
Portfolio turnover rate*	11.66%	18.00%		16.75%	13.56%	25.54%	9.03%
Net assets, end of period (000’s)	$52,659	$44,249		$19,229	$17,523	$13,742	$9,159

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(A)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.63% for the year ended September 30, 2021

(B)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.27% for the year ended September 30, 2021

*Total return and portfolio turnover rate are for the period indicated have not been annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial StatementsMarch 31, 2022 (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Union Street Partners Value Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund currently offers Class A, Class C, and Advisor Class shares. Class A shares of the Fund commenced operations on December 29, 2010, Class C shares of the Fund commenced operations on April 14, 2011 and the Advisor Class shares of the Fund commenced operations on April 27, 2016.

The Fund’s investment objective is to achieve capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund records investments at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investment securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Trust’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2022:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$59,286,153	$—	$—	$59,286,153
Money Market Funds	3,096,122	—	—	3,096,122
	$62,382,775	$—	$—	$62,382,775

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and industry.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

Warrants

The Fund can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrant and buy the stock. As of March 31, 2022, the Fund did not invest in any warrants or stock purchase rights.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount or premiums are accreted or amortized to interest income using the effective interest method. The cost of securities sold is determined generally on a specific identification basis. Distributions from underlying registered investment companies are recorded on the ex-date and reflected as dividend income on the Statement of Operations unless designated as long term capital gain. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the six months ended March 31, 2022, there were no reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 1% on the proceeds of certain redemptions of Class A shares made within 1 year of purchase if those shares were purchased without paying a front-end sales charge. Class A shares may be purchased without a front-end sales charge in amounts of $1,000,000 or more. Class C shares include a maximum deferred sales charge of 1% on the proceeds of Class C shares redeemed within 1 year of purchase. Advisor Class shares are not subject to redemption fees or deferred sales charges.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

NOTE 2 –	INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Advisory Agreement (“Agreement”) between Union Street Partners, LLC (the “Advisor”) and the Fund and also the Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between the Advisor and McGinn Investment Management, Inc. (“McGinn”), the Advisor provides investment advisory services for an annual fee of 1.00% of average daily net assets. The Advisor analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. The Advisor evaluates the performance of McGinn in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, McGinn is responsible for the day-to-day decision making with respect to the Fund’s investment program. McGinn, with the Advisor’s oversight, manages the investment and reinvestment of the assets on the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, McGinn is entitled to receive a sub-advisory fee of 0.50% of average daily net assets. McGinn’s fee for sub-advisory services is paid by the Advisor from the investment advisory fees it receives and not by the Fund. McGinn and the Advisor are affiliated investment advisors. Mr. Bernard F. McGinn, one of the Fund’s portfolio managers, is a majority shareholder of McGinn and McGinn owns 50% of the Advisor.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) do not exceed 1.25% of the average daily net assets of the Fund. The Advisor may not terminate this expense limitation agreement prior to January 31, 2023. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the six months ended March 31, 2022,

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

the Advisor earned $299,454 and waived $88,945 in advisory fees. The total amount of recoverable reimbursements as of March 31, 2022 was $436,895 which expires as follows:

Recoverable Waivers and Reimbursements and Expiration Dates
2022	2023	2024	2025	Total
$89,131	$102,346	$156,473	$88,945	$436,895

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act whereby the Class A and Class C shares may finance activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund’s principal underwriter (the “Distributor”). The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A share expenses and 1.00% for Class C share expenses. With respect to Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets of each class attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

For the six months ended March 31, 2022, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$3,508
Class A	Shareholder Services	1,064
Class C	12b-1	35,336
Class C	Shareholder Services	2,301
Advisor Class	Shareholder Services	21,570
		$63,779

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and fund accountant. Fees to CFS are computed daily and paid monthly. For the six months ended March 31, 2022, CFS received the following fees paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$29,511	$9,322	$15,420

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom, Assistant Secretary of the Trust is a Partner of Practus LLP. Neither the officers and/or directors of CFS, Mr. Lively or Ms. Bloom receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the six months ended March 31, 2022 were as follows:

Purchases	Sales
$9,261,348	$6,545,447
NOTE 4 –	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the six months ended March 31, 2022 and the year ended September 30, 2021 was as follows:

	Six Months ended March 31, 2022 (unaudited)	Year ended September 30, 2021
Distributions paid from:
Ordinary income	$30,096	$—

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated undistributed net investment income (loss)	$65,039
Accumulated net realized gain (loss)	552,451
Net unrealized appreciation (depreciation) on investments	29,006,050
$25,623,540

As of March 31, 2022, cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$33,376,225	$29,429,779	$423,729	$29,006,050

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

Six months ended March 31, 2022
	Class A	Class C	Advisor Class
Shares sold	11,138	19,304	202,953
Shares reinvested	—	—	1,108
Shares redeemed	(21,551)	(29,915)	(37,240)
Net increase (decrease)	(10,413)	(10,611)	166,821

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

Year ended September 30, 2021
	Class A	Class C	Advisor Class
Shares sold	7,742	27,040	373,137
Shares reinvested	—	—	—
Shares issued in connection with reorganization	—	—	408,562
Shares redeemed	(65,553)	(217,056)	(62,491)
Net increase (decrease)	(57,811)	(190,016)	719,208

NOTE 6 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2022, the Fund had 20.00% and 18.69% of the value of its net assets invested in securities within the Computers and Banks sectors, respectively.

NOTE 7 – OTHER RISKS FOR THE FUND

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers, Authorized Participants (participants authorized to redeem Creation Units of a particular ETF) or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedMarch 31, 2022 (unaudited)

Health Crisis Risk. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may affect adversely the value and liquidity of the Fund’s investments.

Market Disruption and Geopolitical Events. Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

RENEWAL OF INVESTMENT ADVISORY AND INVESTMENT
SUB-ADVISORY AGREEMENTS

At a meeting held on November 10, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement between Union Street Partners, LLC (the “Adviser”) and the Trust with respect to the Union Street Partners Value Fund, and the Sub-Advisory Agreement between the Adviser and McGinn Investment Management, Inc. (the “Sub-Adviser”) (collectively, the “Advisory Agreements”).

At the Meeting, the Board reviewed among other things, a memorandum from the Trust’s legal counsel (“Counsel”), circulated to the Trustees in advance of the Meeting, that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreements. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreements, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the investment performance of the Union Street Partners Value Fund; (iii) the costs of the services provided and profits realized by the Adviser and Sub-Adviser from the relationship with the Union Street Partners Value Fund; (iv) the extent to which economies of scale would be realized if the Union Street Partners Value Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Union Street Partners Value Fund’s investors; and (v) the

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Adviser’s and Sub-Adviser’s practices regarding possible conflicts of interest. The Board reflected on its discussions regarding the Advisory Agreements with representatives from the Adviser and Sub-Adviser earlier in the Meeting.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s and Sub-Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreements, including: (i) reports regarding the services and support provided to the Union Street Partners Value Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Union Street Partners Value Fund; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser and Sub-Adviser on their investment philosophy, investment strategy, personnel and operations; (v) compliance reports concerning the Union Street Partners Value Fund, the Adviser and the Sub-Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser and Sub-Adviser; and (vii) the memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and Sub-Adviser, including financial information, a description of personnel and the services provided to the Union Street Partners Value Fund, information on investment advice, performance, summaries of Union Street Partners Value Fund expenses, their compliance programs, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Union Street Partners Value Fund; (iii) the anticipated effect of size on the Union Street Partners Value Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser and Sub-Adviser from their relationship with the Union Street Partners Value Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Nature, Extent and Quality of the Services Provided by the Adviser and Sub-Adviser

In considering the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser, the Trustees reviewed the responsibilities of the Adviser and the Sub-Adviser under the Advisory Agreements. The Trustees reviewed the services being provided by the Adviser and Sub-Adviser to the Union Street Partners Value Fund, including, without limitation: the quality of their investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Union Street Partners Value Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; the coordination of services for the Union Street Partners Value Fund among the service providers and the Independent Trustees; the Adviser’s and Sub-Adviser’s efforts to promote the Union Street Partners Value Fund and grow its assets and the Adviser’s oversight of the Sub-Adviser. The Trustees evaluated the Adviser’s and Sub-Adviser’s personnel, focusing in particular on the education and experience of the Adviser’s and Sub-Adviser’s compliance and portfolio management personnel. The Trustees considered the expense limitation agreement in place for the Union Street Partners Value Fund and the Adviser’s renewal of that agreement through January 31, 2023. The Trustees also considered the letters of support from principals of the Adviser and the Sub-Adviser committing to provide financial support to the Adviser, if necessary, to ensure it can satisfy its expense commitments to the Union Street Partners Value Fund. The Trustees considered marketing efforts of the Adviser and Sub-Adviser and the acquisition by the Adviser of the fund-related business of another adviser and the reorganization of another fund into the Union Street Partners Value Fund, as well as the Adviser’s reduction to the expense limitation for the Union Street Partners Value Fund upon consummation of that acquisition. After reviewing the foregoing information and further information in the materials provided by the Adviser and Sub-Adviser (including the Adviser’s and Sub-Adviser’s Form ADV and other relevant disclosures), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser were satisfactory and adequate for the Union Street Partners Value Fund.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Investment Performance of the Union Street Partners Value Fund, the Adviser and the Sub-Adviser

In considering the investment performance of the Union Street Partners Value Fund, the Adviser and the Sub-Adviser, the Trustees compared the short- and long-term performance of the Union Street Partners Value Fund with the performance of funds with similar objectives managed by other investment advisers derived by Broadridge from Morningstar data, as well as with aggregated peer group data. The Trustees also compared the short- and long-term performance of the Union Street Partners Value Fund with the performance of other accounts managed by the Sub-Adviser with similar objectives, strategies and holdings as those of the Union Street Partners Value Fund. The Trustees noted that for the one-, three- and five-year periods ended September 30, 2021, the Union Street Partners Value Fund outperformed its benchmark, the Russell 1000 Value Index, and the median of its Morningstar Large Value category and its peer group. The Trustees further considered that the Union Street Partners Value Fund underperformed its benchmark index for the ten-year period ended September 30, 2021 but outperformed the median of its category and peer group. The Board considered the performance of the Sub-Adviser’s separately managed accounts (the “Accounts”), noting the Adviser’s and the Sub-Adviser’s representation that legacy positions held in the Accounts that were purchased before the Union Street Partners Value Fund’s creation contributed to performance differences between the Union Street Partners Value Fund and the Accounts. After further review and discussion of the investment performance of the Union Street Partners Value Fund, the Adviser’s and Sub-Adviser’s experience managing the Union Street Partners Value Fund and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Union Street Partners Value Fund, the Adviser and the Sub-Adviser was satisfactory.

Costs of the Services Provided and Profits Realized by the Adviser and Sub-Adviser

In considering the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from the relationship with the Union Street Partners Value Fund, the Trustees considered: the Adviser’s and Sub-Adviser’s financial condition and the level of commitment to the Union Street Partners Value Fund by the principals of the Adviser and the Sub-Adviser; the asset level of the Union Street Partners Value Fund; the overall expenses of the Union Street Partners Value Fund; and the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser and Sub-Adviser

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

regarding profits associated with managing the Union Street Fund. The Trustees also considered potential benefits for the Adviser and Sub-Adviser in managing the Union Street Partners Value Fund. The Trustees considered the split of the advisory fees paid to the Adviser versus those paid to the Sub-Adviser and the respective services provided by each to the Union Street Partners Value Fund. The Trustees also considered the fees charged by the Sub-Adviser to manage separate accounts with objectives and strategies similar to the Union Street Partners Value Fund, noting the Sub-Adviser is being paid less than it is to manage the Sub-Adviser’s average separate account. The Trustees then compared the fees and expenses of the Union Street Partners Value Fund (including the advisory fee) to other comparable mutual funds. The Trustees noted that the Union Street Partners Value Fund’s net expense ratio ranked in the bottom quartile relative to its peer group and Morningstar category average. The Trustees also noted that the contractual advisory fee rate paid to the Adviser was above the peer and category median and was among the highest in each group. The Board considered that the Union Street Partners Value Fund has not yet achieved economies of scale to offset its high operational expenses at this time and that the Adviser has entered into expense limitation arrangements to lower the Union Street Partners Value Fund’s expense cap to the benefit of Union Street Partners Value Fund shareholders. Based on the foregoing, the Board concluded that the fees paid to the Adviser and Sub-Adviser and the profits realized by the Adviser and Sub-Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Board next considered the impact of economies of scale on the Union Street Partners Value Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Union Street Partners Value Fund’s shareholders. The Trustees considered that while the advisory fee remained the same at all asset levels, the Union Street Partners Value Fund’s shareholders had experienced benefits from the Union Street Partners Value Fund’s expense limitation arrangement. It was noted that the Adviser has entered into expense limitation arrangements for the benefit of the Union Street Partners Value Fund. The Trustees noted that the Union Street Partners Value Fund’s shareholders will continue to benefit from the expense limitation arrangement until the Union Street Partners Value Fund’s expenses fall below the expense cap. Thereafter, the Trustees noted that the Union Street Partners Value Fund’s shareholders will also benefit from economies of scale under the Union Street Partners Value Fund’s agreements with service providers other than the Adviser, if the Union Street

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Partners Value Fund’s assets grow to a level where breakpoints are applicable. In light of its ongoing consideration of the Union Street Partners Value Fund’s asset levels, expectations for growth in the Union Street Partners Value Fund, and fee levels, the Board determined that the Union Street Partners Value Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser.

The Adviser’s and Sub-Adviser’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser and Sub-Adviser

In considering the Adviser’s and Sub-Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Union Street Partners Value Fund; the basis of decisions to buy or sell securities for the Union Street Partners Value Fund; and the substance and administration of the Adviser’s and Sub-Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s and Sub-Adviser’s potential conflicts of interest. It was noted that the Adviser and Sub-Adviser identified specific benefits, including increased access to certain broker-dealers, using the Union Street Partners Value Fund as an investment option for smaller accounts, and benefits from the publicity of managing a public fund. Based on the foregoing, the Board determined that the Adviser’s and Sub-Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits to be derived by the Adviser and the Sub-Adviser were satisfactory.

After further review, discussion, and determination that the best interests of the Union Street Partners Value Fund’s shareholders were served by the renewal of the Advisory Agreements, the Advisory Agreements were approved for another one-year term.

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings. The Fund’s Board of Trustees approved the appointment of the Advisor as the

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Fund’s Liquidity Risk Management Administrator. The Advisor has appointed representatives from their compliance, trading, and portfolio management departments to assist in the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Administrator performed an assessment of the Fund’s liquidity risk profile, considering information gathered and its actual experience in administering the program and presented a written report to the Board of Trustees for consideration during the period covered by this semi-annual report. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period; (ii) the Fund’s investment strategies remain appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 1 year of purchase of Class A shares and within one year of purchase for Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2021, and held for the six months ended March 31, 2022.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value (10/1/21)	Ending Account Value (3/31/22)	Annualized Expense Ratio	Expenses Paid During Period Ended* (3/31/22)
Class A Actual	$1,000.00	$1,042.24	1.50%	$7.64
Class A Hypothetical**	$1,000.00	$1,017.45	1.50%	$7.54
Class C Actual	$1,000.00	$1,041.27	2.25%	$11.45
Class C Hypothetical**	$1,000.00	$1,013.71	2.25%	$11.30
Advisor Class Actual	$1,000.00	$1,043.93	1.25%	$6.37
Advisor Class Hypothetical**	$1,000.00	$1,024.93	1.25%	$6.31

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

SEMI-ANNUAL REPORT

Union Street Partners Value Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this semi-annual report.

Investment Advisor:

Union Street Partners, LLC
1421 Prince Street, Suite 200
Alexandria, Virginia 22314

Investment Sub-Advisor:

McGinn Investment Management, Inc.
277 South Washington Street, Suite 340
Alexandria, Virginia 22314

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01410

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

UMB Bank, N.A.
928 Grand Blvd., 5th Floor
Kansas City, Missouri 64106

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ITEM 2.	CODE OF ETHICS

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics

Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: June 6, 2022

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer
Date: June 6, 2022

* Print the name and title of each signing officer under his or her signature.